Goodwill and intangible assets	12 Months Ended
Dec. 31, 2020
Intangible Assets [Abstract]
Goodwill and intangible assets

21	Goodwill and intangible assets

		2020	2019
	Footnotes	$m	$m
Goodwill		5,881	5,590
Present value of in-force long-term insurance business		9,435	8,945
Other intangible assets	1	5,127	5,628
At 31 Dec		20,443	20,163
1Included within other intangible assets is internally generated software with a net carrying value of $4,452m (2019: $4,829m). During the year, capitalisation of internally generated software was $1,934m (2019: $2,086m), impairment was $1,322m (2019: $38m) and amortisation was $1,085m (2019: $947m).

Movement analysis of goodwill
	2020	2019
	$m	$m
Gross amount
At 1 Jan	22,084	22,180
Exchange differences	967	(154)
Other	84	58
At 31 Dec	23,135	22,084
Accumulated impairment losses
At 1 Jan	(16,494)	(9,194)
Impairment losses	(41)	(7,349)
Exchange differences	(719)	49
At 31 Dec	(17,254)	(16,494)
Net carrying amount at 31 Dec	5,881	5,590
Goodwill
Impairment testing
In previous years the Group’s annual impairment test in respect of goodwill allocated to each CGU was performed at 1 July. Beginning in 2020 the annual impairment test will be performed as at 1 October to better align the timing of the test with cash flow projections approved by the Board. A review for indicators of impairment is undertaken at each subsequent quarter-end.
Basis of the recoverable amount
The recoverable amount of all CGUs to which goodwill has been allocated was equal to its value in use (‘VIU’) at each respective testing date. The VIU is calculated by discounting management’s cash flow projections for the CGU. At 1 October 2020, all CGUs supporting goodwill had a VIU larger than their respective carrying amounts. The key assumptions used in the VIU calculation for each individually significant CGU that is not impaired are discussed below.

Key assumptions in VIU calculation – significant CGUs at 1 October 2020
	Goodwill at 1 Oct 2020	Discount rate	Growth rate beyond initial cash flow	Goodwill at 1 Jul 2020	Discount rate	Nominal growth rate beyond initial cash flow projections	Goodwill at 31 Dec 2019	Discount rate	Nominal growth rate beyond initial cash flow projections
	$m	%	%	$m	%	%	$m	%	%
Cash-generating unit Europe – WPB[1]	3,582	9.6	1.9	3,496	8.3	3.2	3,464	8.3	1.7
1 CGU tested as Europe – RBWM at 31 December 2019. Details regarding our change in global businesses are set out in Note 10.
At 1 October 2020, aggregate goodwill of $2,059m (1 July 2019: $2,938m; 31 December 2019: $2,126m) had been allocated to CGUs that were not considered individually significant. The Group’s CGUs do not carry on their balance sheets any significant intangible assets with indefinite useful lives, other than goodwill.
Management’s judgement in estimating the cash flows of a CGU
The cash flow projections for each CGU are based on plans approved by the Board. The Board challenges and endorses planning assumptions in light of internal capital allocation decisions necessary to support our strategy, current market conditions and macroeconomic outlook. For the 1 October 2020 impairment test, cash flow projections until the end of the first quarter of 2025 were considered. As required by IFRSs, estimates of future cash flows exclude estimated cash inflows or outflows that are expected to arise from restructuring initiatives before an entity has a constructive obligation to carry out the plan, and would therefore have recognised a provision for restructuring costs.
Discount rate
The rate used to discount the cash flows is based on the cost of capital assigned to each CGU, which is derived using a capital asset pricing model (‘CAPM’). CAPM depends on a number of inputs reflecting financial and economic variables, including the risk-free rate and a premium to reflect the inherent risk of the business being evaluated. These variables are based on the market’s assessment of the economic variables and management’s judgement. The discount rates for each CGU are refined to reflect the rates of inflation for the countries within which the CGU operates. In addition, for the purposes of testing goodwill for impairment, management supplements this process by comparing the discount rates derived using the internally generated CAPM, with the cost of capital rates produced by external sources for businesses operating in similar markets.
Long-term growth rate
The long-term growth rate is used to extrapolate the cash flows in perpetuity because of the long-term perspective within the Group of business units making up the CGUs. These growth rates reflect inflation for the countries within which the CGU operates or from which it derives revenue.
Sensitivities of key assumptions in calculating VIU
At 31 December 2020, Europe – WPB was sensitive to reasonably possible adverse changes in key assumptions supporting the recoverable amount. In making an estimate of reasonably possible changes to assumptions, management considers the available evidence in respect of each input to the model, such as the external range of discount rates observable, historical performance against forecast and risks attaching to the key assumptions underlying cash flow projections. A reasonable change in one or more of these assumptions could result in an impairment.

	Input	Key assumptions	Associated risks	Reasonably possible change
Cash-generating unit
Europe – WPB	Cash flow projections	• Level of interest rates and yield curves. • Competitors’ position within the market. • Level and change in unemployment rates.	• Uncertain regulatory environment. • Customer remediation and regulatory actions.	• Cash flow projections decrease by 30%.
	Discount rate	• Discount rate used is a reasonable estimate of a suitable market rate for the profile of the business.	• External evidence suggests that the rate used is not appropriate to the business.	• Discount rate increases by 100bps. This does not result in an impairment.

Sensitivity of VIU to reasonably possible changes in key assumptions and changes to current assumptions to achieve nil headroom
Europe – WPB
In $bn (unless otherwise stated)
At 31 December 2020
Carrying amount	11.1
VIU	16.4
Impact on VIU
100 bps increase in the discount rate – single variable	(2.3)
30% decrease in cash flow projections – single variable	(6.0)
Cumulative impact of all changes	(7.6)
Changes to key assumption to reduce headroom to nil – single variable
Discount rate – bps	271
Cash flows – %	(26.5)
30 June impairment indicators review
At 30 June 2020, we considered the pervasive macroeconomic deterioration caused by the outbreak of Covid-19, along with the impact on forecast profitability in some businesses, to be an indicator of goodwill impairment. As a result, an interim impairment test was performed by comparing the estimated recoverable amount of each CGU carrying goodwill, determined by a VIU calculation, with its carrying amount. At 30 June 2020, the goodwill allocated to Middle East and North Africa – WPB ($41m) was fully impaired. This CGU carried no further significant non-financial assets.
Other intangible assets
Impairment testing
We considered the pervasive macroeconomic deterioration caused by the outbreak of Covid-19, along with the impact of forecast profitability in some businesses, to be indicators of intangible asset impairment during the period. The impairment tests were performed by comparing the net carrying amount of CGUs containing intangible assets with their recoverable amounts. Recoverable amounts were determined by calculating an estimated VIU or fair value, as appropriate, for each CGU. Our cash flow forecasts were updated for changes in the external outlook, although economic and geopolitical risks increase the inherent estimation uncertainty.
We recognised $1.3bn of capitalised software impairment related principally to businesses within HSBC Bank plc, our non-ring-fenced bank in Europe, and to a lesser degree businesses within HSBC USA Inc. This impairment reflected underperformance and deterioration in the future forecasts of these businesses, substantially relating to prior periods in HSBC Bank plc.
Key assumptions in VIU calculation
We used a number of assumptions in our VIU calculation, in accordance with the requirements of IAS 36:
•Management’s judgement in estimating future cash flows: We considered past business performance, the scale of the current impact from the Covid-19 outbreak on our operations, current market conditions and our macroeconomic outlook to estimate future earnings. As required by IFRSs, estimates of future cash flows exclude estimated cash inflows or outflows that are expected to arise from restructuring initiatives before an entity has a constructive obligation to carry out the plan, and would therefore have recognised a provision for restructuring costs. For some businesses, this means that the benefit of certain strategic actions are not included in this impairment assessment, including capital releases.
•Long-term growth rates: The long-term growth rate is used to extrapolate the cash flows in perpetuity because of the long-term perspective of the businesses within the Group.
•Discount rates: Rates are based on a CAPM calculation considering market data for the businesses and geographies in which the Group operates. Discount rates ranged from 8.5% to 9.7% for HSBC Bank plc's businesses.
Future software capitalisation
We will continue to invest in digital capabilities to meet our strategic objectives. However, software capitalisation within businesses where impairment was identified will not resume until the performance outlook for each business indicates future profits are sufficient to support capitalisation. The cost of additional software investment in these businesses will be recognised as an operating expense until such time.
Sensitivity of estimates relating to non-financial assets
As explained in Note 1.2(a), estimates of future cash flows for cash-generating units (‘CGUs’) are made in the review of goodwill and non-financial assets for impairment. Non-financial assets include other intangible assets shown above, and owned property, plant and equipment and right-of-use assets (see Note 22). The most significant sources of estimation uncertainty are in respect of the goodwill balances disclosed above. There are no non-financial asset balances relating to individual CGUs which involve estimation uncertainty that represents a significant risk of resulting in a material adjustment to the results and financial position of the Group within the next financial year. Non-financial assets are widely distributed across CGUs within the legal entities of the Group, including Corporate Centre assets that cannot be allocated to CGUs and are therefore tested for impairment at consolidated level, and the recoverable amounts of other intangible assets, owned property, plant and equipment, and right-of-use assets cannot be lower than individual asset fair values less costs to dispose, where relevant. At HSBC Holdings plc consolidated level, Corporate Centre assets that cannot be allocated to CGUs within the legal entities of the Group were sensitive to reasonably possible adverse changes in cash flow projections and discount rates, which could result in a recoverable amount that is lower than the carrying amount. Corporate Centre non-financial assets include owned property, plant and equipment ($2.1bn), right-of-use assets ($0.6bn) and other intangible assets ($0.5bn). A 12% decrease in cash flow projections or a 110bps increase in the discount rate (from 10.5% to 11.6%) would reduce the current CGU headroom ($27.5bn) to nil.
Present value of in-force long-term insurance business
When calculating the present value of in-force long-term (‘PVIF’) insurance business, expected cash flows are projected after adjusting for a variety of assumptions made by each insurance operation to reflect local market conditions, and management’s judgement of future trends and uncertainty in the underlying assumptions is reflected by applying margins (as opposed to a cost of capital methodology) including valuing the cost of policyholder options and guarantees using stochastic techniques.
Actuarial Control Committees of each key insurance entity meet on a quarterly basis to review and approve PVIF assumptions. All changes to non-economic assumptions, economic assumptions that are not observable and model methodologies must be approved by the Actuarial Control Committee.

Movements in PVIF
		2020	2019
	Footnotes	$m	$m
At 1 Jan		8,945	7,149
Change in PVIF of long-term insurance business		382	1,749
– value of new business written during the year		776	1,225
– expected return	1	(1,003)	(836)
– assumption changes and experience variances (see below)		604	1,378
– other adjustments		5	(18)
Exchange differences and other movements		108	47
At 31 Dec		9,435	8,945
1‘Expected return’ represents the unwinding of the discount rate and reversal of expected cash flows for the period.
Assumption changes and experience variances
Included within this line item are:
•$132m (2019: $1,126m), directly offsetting interest rate-driven changes to the valuation of liabilities under insurance contracts;
•$247m (2019: $36m), reflecting the future expected sharing of returns with policyholders on contracts with discretionary participation features (‘DPF’), to the extent this sharing is not already included in liabilities under insurance contracts; and
•$225m (2019: $216m), driven by other assumptions changes and experience variances.
Key assumptions used in the computation of PVIF for main life insurance operations
Economic assumptions are set in a way that is consistent with observable market values. The valuation of PVIF is sensitive to observed market movements and the impact of such changes is included in the sensitivities presented below.

	2020		2019
	Hong Kong	France[1]	Hong Kong	France[1]
	%	%	%	%
Weighted average risk-free rate	0.71	0.34	1.84	0.44
Weighted average risk discount rate	4.96	1.34	5.44	1.27
Expense inflation	3.00	1.60	3.00	1.70
1For 2020, the calculation of France’s PVIF assumes a risk discount rate of 1.34% (2019: 1.27%) plus a risk margin of $213m (2019: $130m).
Sensitivity to changes in economic assumptions
The Group sets the risk discount rate applied to the PVIF calculation by starting from a risk-free rate curve and adding explicit allowances for risks not reflected in the best-estimate cash flow modelling. Where the insurance operations provide options and guarantees to policyholders, the cost of these options and guarantees is accounted for as a deduction from the PVIF asset, unless the cost of such guarantees is already allowed for as an explicit addition to liabilities under insurance contracts. For further details of these guarantees and the impact of changes in economic assumptions on our insurance manufacturing subsidiaries, see page 235.
Sensitivity to changes in non-economic assumptions
Policyholder liabilities and PVIF are determined by reference to non-economic assumptions, including mortality and/or morbidity, lapse rates and expense rates. For further details on the impact of changes in non-economic assumptions on our insurance manufacturing operations, see page 236.